UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2021

Applied DNA Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36745 (Commission File Number)	59-2262718 (IRS Employer Identification No.)

50 Health Sciences Drive

Stony Brook, New York 11790

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:

631-240-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	APDN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On January 13, 2021, Applied DNA Sciences, Inc. (the “Company”) closed its previously announced registered direct public offering (the “Registered Direct Offering”) of 1,810,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 (the “Common Stock”), pursuant to (i) the securities purchase agreement, dated January 10, 2021, by and between the Company and certain institutional investors named in the signature pages thereto (the “Purchasers”) whereby the Company agreed to issue and sell the Shares directly to the Purchasers at the Public Offering Price (as defined below), and (ii) the placement agency agreement, dated January 10, 2021, by and between the Company and Roth Capital Partners, LLC (the “Placement Agent”). Each Share was sold at a purchase price of $8.30 per share of Common Stock (the “Public Offering Price”) through the Placement Agent.

The Shares were offered and sold to the public pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-238557) filed with the Securities and Exchange Commission (the “Commission”) on May 21, 2020 and declared effective on June 1, 2020, and the prospectus supplement relating to the Registered Direct Offering dated January 10, 2021.

On January 13, 2021, the Company issued a press release announcing the closing of the Registered Direct Offering. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events

A copy of the legal opinion of Troutman Pepper Hamilton Sanders LLP relating to the legality of the issuance and sale of the Shares of Common Stock in the Registered Direct Offering is filed herewith as Exhibit 5.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Troutman Pepper Hamilton Sanders LLP.

23.1	Consent of Troutman Pepper Hamilton Sanders LLP (included in Exhibit 5.1).

99.1	Press Release dated January 13, 2021.

signatureS

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED DNA SCIENCES, INC.

Date: January 13, 2021	By:	/s/ James A. Hayward
	Name:	James A. Hayward
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Troutman Pepper Hamilton Sanders LLP.

23.1	Consent of Troutman Pepper Hamilton Sanders LLP (included in Exhibit 5.1).

99.1	Press Release dated January 13, 2021.